NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Multi Cap Value Fund
BlackRock NVIT Equity Dividend Fund
Neuberger Berman Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Large Cap Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund

Supplement dated November 9, 2017
to the Prospectus dated May 1, 2017 (as revised May 23, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Nationwide Fund (the "Fund")

1.
Effective on or about November 13, 2017 (the "Effective Date"), HighMark Capital Management, Inc. ("HighMark") will no longer serve as the subadviser to the Fund.    Accordingly, all references to, and information regarding, HighMark in the Prospectus are deleted in their entirety.

2.
At a special meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on November 8, 2017, the Board approved the appointment of AQR Capital Management, LLC ("AQR") as the new subadviser to the Fund.  This change is anticipated to be implemented on or about the Effective Date.

3.	As of the Effective Date, the Prospectus is amended as follows:

a.	The information under the heading "Principal Investment Strategies" on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests in a diversified portfolio of equity securities to produce an overall blended equity portfolio consisting of various types of stocks that offer the potential for capital growth and/or dividend income. Most of the stocks in which the Fund invests are issued by large-capitalization companies. The Fund considers large-capitalization companies to be those companies with market capitalizations similar to those of companies included in the Russell 1000® Index. Some of these companies may be located outside of the United States. The Fund makes market capitalization determinations with respect to a security at the time it purchases such security.

The Fund's subadviser pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets.  In other words, the subadviser expects the Fund to lag the performance of traditional U.S. equity funds when equity markets are rising, but to exceed their performance during equity market declines.  To achieve this result, the Fund will be broadly diversified across companies and industries and will invest in companies that the subadviser has identified to have low risk and high quality. The subadviser believes that the stocks of these types of companies tend to be lower "beta" stocks and that lower "beta" stocks generally are less volatile than higher "beta" stocks (i.e., their value has a lower sensitivity to fluctuations in the securities markets).  The subadviser believes that low "beta" and high quality stocks generally produce higher risk-adjusted returns over a full market cycle than high "beta" or poor quality stocks.

The Fund's subadviser uses an actively managed bottom-up stock selection process for choosing securities across a large-capitalization equity market universe. The Fund's subadviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer and industry, as well as additional criteria that form part of the subadviser's security selection process. The subadviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among issuers and industries will be determined using the quantitative models based on the subadviser's determinations of risk and quality, as well as other factors including, but not limited to, managing industry and sector exposures.

In response to purchases and redemptions of the Fund's shares, the Fund's subadviser may use equity index futures, which are derivatives, to obtain efficient investment exposure as a substitute for taking a position in equity securities.

b.	The information under the heading "Principal Risks" on page 26 of the Prospectus is revised to add the following additional risk:

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.

Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

c.	The information under the heading "Portfolio Management – Subadviser" on page 27 of the Prospectus is deleted in its entirety and replaced with the following:

AQR Capital Management, LLC

d.	The table under the heading "Portfolio Management – Portfolio Managers" on page 27 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Michele L. Aghassi, Ph.D.	Principal and Portfolio Manager	Since 2017
Andrea Frazzini, Ph.D.	Principal and Portfolio Manager	Since 2017
Jacques A. Friedman	Principal and Portfolio Manager	Since 2017
Hoon Kim, Ph.D., CFA	Principal and Portfolio Manager	Since 2017

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e.	The information under the heading "How the Fund Invests – Principal Investment Strategies" on page 43 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests in a diversified portfolio of equity securities to produce an overall blended equity portfolio consisting of various types of stocks that the subadviser believes offer the potential for capital growth and/or dividend income. Most of the stocks in which the Fund invests are issued by large-cap companies. Some of these companies may be located outside of the United States. The Fund makes market capitalization determinations with respect to a security at the time it purchases such security.

The Fund's subadviser pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets.  In other words, the subadviser expects the Fund to lag the performance of traditional U.S. equity funds when equity markets are rising, but to exceed their performance during equity market declines.  To achieve this result, the Fund will be broadly diversified across companies and industries and will invest in companies that the subadviser has identified to have low risk and high quality. The subadviser believes that the stocks of these types of companies tend to be lower beta stocks and that lower "beta" stocks generally are less volatile than higher "beta" stocks (i.e., their value has a lower sensitivity to fluctuations in the securities markets).  The subadviser believes that low "beta" and high quality stocks generally produce higher risk-adjusted returns over a full market cycle than high "beta" or poor quality stocks.

The subadviser uses an actively managed bottom-up approach to choosing securities across a large-capitalization equity market universe. The subadviser uses quantitative techniques, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer and industry, as well as additional criteria that form part of the subadviser's security selection process. The subadviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among issuers and industries will be determined using the quantitative models based on the subadviser's determinations of risk and quality, as well as other factors including, but not limited to, managing industry and sector exposures.

In response to purchases and redemptions of the Fund's shares, the Fund's subadviser may use equity index futures, which are derivatives, to obtain efficient investment exposure as a substitute for taking a position in equity securities.

f.	The information under the heading "Principal Investment Strategies – Key Terms " on page 43 of the Prospectus is modified to include the following Key Terms:

Beta – a measure of a security's volatility (i.e., price fluctuation)  in comparison to the overall market.

Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.

Quantitative techniques – mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by the Fund.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for the cash value of a contract based on the underlying asset) at a specified price on the contract's maturity date. The asset's underlying futures contracts may be currencies, securities or financial instruments, or even intangible measures such as securities indices
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or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds). Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Derivatives – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, forwards and swaps are examples of derivatives.

g.	The information under the heading "Principal Risks" on page 43 of the Prospectus is modified to add DERIVATIVES RISK.

h.	The information under the heading "Risks of Investing in the Funds" that begins on page 46 of the Prospectus is modified to add the following additional risk:

Derivatives risk – (NVIT Nationwide Fund) a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●	the other party to the derivatives contract may fail to fulfill its obligations;
●	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;
●
when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives and

●
when a derivative is used as a hedge against an opposite position that the Fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund's risk, it may not always perfectly offset one position with another. As a result, there is no assurance that the Fund's hedging transactions will be effective.

Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

i.	The following paragraph is added under the heading "Fund Management – Subadvisers" on page 50 of the Prospectus:

AQR CAPITAL MANAGEMENT, LLC ("AQR") is the subadviser for the NVIT Nationwide Fund. AQR is located at Two Greenwich Plaza, Greenwich, CT 06830 and is a Delaware limited liability company formed in 1998.
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j.	The information under the heading "NVIT Nationwide Fund" on page 53 of the Prospectus is deleted in its entirety and replaced with the following:

Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., Jacques A. Friedman, and Hoon Kim, Ph.D., CFA are jointly and primarily responsible for the day-to-day management of the Fund.

Dr. Aghassi is a Principal of AQR. She joined AQR in 2005 and is co-head of research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Aghassi earned a BSc in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.

Dr. Frazzini is a Principal of AQR. He joined AQR in 2008 and develops quantitative models for its Global Stock Selection team. Dr. Frazzini earned a BS in economics from the University of Rome III, an MS in economics from the London School of Economics and a Ph.D. in economics from Yale University.

Mr. Friedman is a Principal of AQR. He joined AQR at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. Mr. Friedman earned a BS in applied mathematics from Brown University and an MS in applied mathematics from the University of Washington.

Dr. Kim is a Principal of AQR. He joined AQR in 2005 and develops quantitative models and oversees portfolio management for its Global Stock Selection team. Dr. Kim earned a BA in business administration from Yonsei University in South Korea and an MBA and Ph.D. in business and accounting from Carnegie Mellon University. He is a CPA (in Korea) and a CFA charterholder.

4.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about AQR.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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